Exhibit 13.1 – Section 906 Certificate, Chief Executive Officer

CHIEF EXECUTIVE OFFICER

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amendment No.1 of TM Group Holdings PLC (the “Company”) on Form 20-F/A for the fiscal year ended November 29, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Amendment No.1”), I, James Lancaster, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)	The Amendment No.1 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Amendment No.1 fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/S/ JAMES LANCASTER
Name:	James Lancaster
Title:	Chief Executive Officer

Date:	January 31, 2005